Exhibit 10.4(g)

AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Amendment to Amended and Restated Loan and Security Agreement is entered into as of October 8, 2010 (the “Amendment”), by and between BRIDGE BANK, NATIONAL ASSOCIATION (“Bank”) and SINGULEX, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 15, 2007, as amended from time to time, including that certain Loan and Security Modification Agreement dated as of March 11, 2008, that certain Loan and Security Modification Agreement dated as of March 18, 2008, that certain Loan and Security Modification Agreement dated as of May 13, 2008, that certain Consent dated June 26, 2008 by and between Bank and UBS Financial Services Inc., that certain Loan and Security Modification Agreement dated as of July 29, 2009, that certain Amendment to Amended and Restated Loan and Security Agreement dated as of November 30, 2009, that certain Amendment to Amended and Restated Loan and Security Agreement dated as of May 27, 2010 (collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.                                           Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with Section 6.7 for the month ending July 31, 2010 (the “Existing Default”).  Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank waives the Existing Default.  Bank does not waive Borrower’s obligations under such section after the date hereof, and Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

2.                                           Borrower acknowledges that there is an existing and uncured Event of Default arising from Borrower’s failure to comply with Section 6.11 for the quarter ended June 30, 2010 (the “Performance Defaulf”).  Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Bank forbears from exercising its remedies arising out of the Performance Default until the earlier to occur of (i) Borrower’s delivery to Bank of its third quarter 2010 financial statements and Borrower’s compliance with Section 6.11(a) and (b) as amended herein for the third quarter of 2010, upon which time Bank shall waive the Performance Default (assuming no other Events of Default has occurred or is continuing) or (ii) October 31, 2010.  Bank does not forbear or waive Borrower’s obligations under such section for any event other than the Performance Default, Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents.

3.                                           Section 6.11 of the Agreement is amended in its entirety to read as follows:

6.11                                  Performance to Plan.

(a)                                       For quarters ending September 30, 2010 and December 31, 2010, Borrower shall achieve revenue of at least $1,500,000 and $3,500,000 respectively.

(b)                                      For quarters ending September 30, 2010 and December 31, 2010, Borrower’s quarterly net loss after tax shall not exceed ($2,000,000) and ($1,500,000) respectively.

(c)                                       Beginning with quarter ending March 31, 2011 and for each quarter thereafter, Borrower’s revenue and net profit/loss after tax shall not negatively deviate more than 20% from the operating projections for 2011 and beyond as approved by Borrower’s Board of Directors and reasonably acceptable to Bank, and delivered to Bank in accordance with Section 6.3(e).

4.                                      The following is added as a new Section 6.12 of the Agreement as follows:

6.12                           Equity Event.  Borrower shall have received on or before March 31, 2011 gross proceeds of at least $5,000,000 from the sale and issuance of its equity or subordinated debt securities to investors reasonably acceptable to Bank.

5.                                      Borrower acknowledges and agrees that no Advances shall be made under Section 2.1(a) of the Agreement until Borrower has complied with Sections 6.11(a) and (b), and any future Advances made pursuant to Section 2.1(a) of the Agreement shall be subject to Section 3.2 of the Agreement.

6.                                      Exhibit D to the Agreement is replaced in its entirety with the Exhibit D) attached hereto.

7.                                      Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

8.                                      Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9.                                      This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

10.                               As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)                                  this Amendment duly executed by Borrower;

(b)

(c)                                  a default fee equal to $2,500, plus an amount equal to all Bank Expenses incurred through the date of this Amendment, and

(d)                                  such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

SINGULEX, INC.

	By:	/s/ Philippe Goix

:	Title:	President & CEO

BRIDGE BANK, NATIONAL ASSOCIATION

	By:	/s/ Michael Lederman

:	Title:	SVP

EXHIBIT D
COMPLIANCE CERTIFICATE

TO:	BRIDGE BANK, NATIONAL ASSOCIATION
FROM:	SINGULEX, INC.

The undersigned authorized officer of Singulex, Inc. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement dated May 15, 2007 between Borrower and Bank, as amended from time to time (the “Agreement”), (i) Borrower is in complete compliance for the period ending            with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements &Deferred Revenue Schedule	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 180 days	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R & A/P Agings, Borrowing Base Certificate	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No

Operating Account balance with Bank	at least $1,500,000	Yes	No

Financial Covenants	Required	Actual		Complies

Asset Coverage Ratio (monthly)	1.75:1.00	:1.00		Yes	No
Performance to Plan (Sept 30, 2010)				Yes	No
Quarterly Revenue:	at least $1,500,000	$		Yes	No
Quarterly Net Loss:	not to exceed ($2,000,000)	$
Performance to Plan (Dec 31, 2010)
Quarterly Revenue:	at least $3,500,000	$		Yes	No
Quarterly Net Loss:	not to exceed ($1,500,000)	$		Yes	No
Performance to Plan (3/31/11 and beyond)
Quarterly Revenue:	negative deviation not more than 20% from approved plan		%	Yes	No
Quarterly Net Loss:	negative deviation not more than 20% from approved plan		%	Yes	No
Equity Event	at least $5,000,000 by 3/31/2011	$		Yes	No

Comments Regarding Exceptions: See Attached.

BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE